UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08797
                                   811-09049

Name of Fund: Merrill Lynch International Fund of Mercury Funds, Inc.
              Merrill Lynch Master International Portfolio of Mercury Master
              Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/05

Date of reporting period: 06/01/04 - 05/31/05

Item 1 - Report to Stockholders

                                Merrill Lynch
                                International Fund
                                Of Mercury Funds, Inc.

Annual Report
May 31, 2005

Merrill Lynch International Fund

Portfolio Information as of May 31, 2005
                                    Merrill Lynch Master International Portfolio

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Total SA ....................................................               4.0%
Royal Bank of Scotland Group Plc ............................               2.5
UBS AG Registered Shares ....................................               2.4
Toyota Motor Corp. ..........................................               2.2
BNP Paribas .................................................               1.9
Vodafone Group Plc ..........................................               1.9
Sanofi-Aventis ..............................................               1.9
AXA .........................................................               1.8
Diageo Plc ..................................................               1.8
GlaxoSmithKline Plc .........................................               1.8
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Commercial Banks ............................................              16.2%
Oil, Gas & Consumable Fuels .................................               8.6
Pharmaceuticals .............................................               7.5
Wireless Telecommunication Services .........................               5.5
Media .......................................................               5.1
--------------------------------------------------------------------------------
* For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                                                                      Percent of
Geographic Allocation                                          Total Investments
--------------------------------------------------------------------------------
Europe (Ex United Kingdom) ..................................              41.7%
United Kingdom ..............................................              27.5
Japan .......................................................              22.4
Pacific Basin/Asia (Ex Japan) ...............................               6.6
Latin America ...............................................               1.5
Other* ......................................................               0.3
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

                                                                      Percent of
Ten Largest Countries                                                 Net Assets
--------------------------------------------------------------------------------
United Kingdom ..............................................              27.4%
Japan .......................................................              22.3
France ......................................................              10.7
Switzerland .................................................               9.3
Germany .....................................................               4.3
Netherlands .................................................               3.8
Spain .......................................................               3.3
Taiwan ......................................................               3.2
Italy .......................................................               2.2
Norway ......................................................               2.0
--------------------------------------------------------------------------------

Important Tax Information

The following information is provided with respect to the ordinary income distribution paid by Merrill Lynch International Fund of Mercury Funds, Inc. to shareholders of record on August 11, 2004:

--------------------------------------------------------------------------------
Qualified Dividend Income for Individuals ...................            100.00%
Foreign Source Income .......................................             96.80%
Foreign Taxes Paid Per Share ................................          $.095916
--------------------------------------------------------------------------------

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


2            MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005

A Letter From the President

Dear Shareholder

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product grew at an estimated 3.5% in the first quarter of 2005. The slowdown was not entirely unexpected given last year's healthy growth and the evolution of the economic cycle. The Federal Reserve Board -- with one eye firmly affixed on the economic indicators and the other on inflationary measures -- has increased the federal funds rate by 25 basis points (.25%) at each of its eight meetings since June 2004. At period-end, the target short-term interest rate stood at 3%.

U.S. equity markets ended 2004 in a strong rally, but have struggled to record meaningful gains in 2005. The potential for slowing economic and corporate earnings growth, as well as volatile energy prices, have intermittently hampered equity market progress. On the positive side, corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. In Asia, equities have continued to benefit from higher economic growth prospects and valuations that appear inexpensive relative to other parts of the world.

In the bond market, the yield curve flattening "conundrum" continued as short-term and long-term yields moved still closer together. Over the past year, the two-year Treasury yield increased 106 basis points while the 10-year Treasury yield declined 66 basis points. At May 31, 2005, the two-year Treasury note yielded 3.60% and the 10-year Treasury note yielded 4%. The falling long-term rates may be partly attributed to foreign interest in U.S. assets and increased issuance of short-term Treasury bonds to finance the federal deficit. Notably, the government is considering the reissuance of the 30-year Treasury, which was suspended in August 2001. This would allow the U.S. Treasury to adopt a more flexible approach to borrowing, while providing investors with another long-term fixed income option.

Amid these conditions, the major benchmarks posted six-month and 12-month returns as follows:

Total Returns as of May 31, 2005                                       6-month    12-month
==========================================================================================
U.S. equities (Standard & Poor's 500 Index)                             +2.42%     + 8.24%
------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            -2.10%     + 9.82%
------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia and Far East Index)    +1.81%     +14.62%
------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.90%     + 6.82%
------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +3.51%     + 7.96%
------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.60%     + 9.97%
------------------------------------------------------------------------------------------

While the environment is likely to remain somewhat challenging, we believe opportunities exist for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                Sincerely,


                                /s/ Robert C. Doll, Jr.

                                Robert C. Doll, Jr.
                                President and Director/Trustee


             MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005              3

A Discussion With Your Fund's Portfolio Manager

      The Fund provided positive total returns for the fiscal year, outpacing the average return of the Lipper International Large Cap Core Funds category in an environment characterized by largely rising equity markets.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2005, Merrill Lynch International Fund's Class A, Class B, Class C and Class I Shares had total returns of +13.04%, +12.10%, +12.10% and +13.31%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the Fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, returned +14.62%. The Fund outperformed its comparable Lipper category of International Large Cap Core Funds, which posted an average return of +11.85% for the 12-month period. (Funds in this Lipper category invest at least 75% of their equity assets in companies outside the United States with market capitalizations, on a three-year weighted basis, greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index.)

International equity markets rose over the period, despite a significant increase in oil prices. Although investors were concerned about a deceleration in global economic growth, U.S. data releases suggested that growth would stabilize around trend levels. Relatively benign inflation readings also eased concern over rising U.S. interest rates.

European economic performance continued to disappoint, particularly in Germany, and there were concerns over the impact of the strengthening euro. However, European equities rose as investors were encouraged by U.S. economic performance, with the strengthening euro adding to returns for U.S.-dollar-based investors. Japan was the worst-performing of the major regions in the MSCI EAFE Index as investors worried that slowing global economic growth may derail the domestic economic recovery.

Contributing most to Fund performance during the year was the financials sector, where our holdings of European banks performed well. Allied Irish Banks Plc and Bank of Ireland benefited from evidence that operating conditions in the Irish market remained supportive. Italy's Banca Intesa SpA exceeded earnings expectations, driven by lower operating costs and provisioning. We sold our position in Banca Intesa at a profit in May, based on our concern that the weakening Italian economy could restrain loan growth and impede further stock price gains.

In the energy sector, our overweighting of oil companies benefited performance. A number of holdings, including BP Plc in the U.K. and Statoil ASA in Norway, made sharp gains on the back of rising oil prices. Stock selection within industrials also contributed positively, with our positions in KONE Corporation and Smiths Group Plc providing strong returns for the year. KONE, the Finnish lift manufacturer, benefited as Asian demand led to strong growth in their Cargotech business. Shares of U.K.-based Smiths benefited after the company reported strong organic growth prospects in the medium-term, and also were aided by a recovery in the commercial aerospace industry.

The main drag on Fund performance relative to the benchmark was our underweighting of mining and metals stocks, which benefited from strong commodity prices over the period. While we recognized the positive near-term environment for these companies, we had concerns over rising costs and increasing capacity in the medium term -- concerns that we felt were not reflected in the stock prices.

More generally, the Fund's holdings of blue chip Japanese exporters were impacted by anxieties over the weakening U.S. dollar, rising gasoline prices and the health of U.S. consumer spending. Toyota Motor Corp. and Nissan Motor Co., Ltd. suffered despite continued sales strength and market share gains, particularly in the United States. Our analysis suggests that the stocks remain attractively valued given our expectation that a combination of superior products and lean cost structures will sustain earnings growth.


4            MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005

What changes were made to the Portfolio during the year?

Within the energy sector, we increased our exposure to oil companies, such as Statoil and France's Total SA, during the third quarter of 2004. Our analysis suggested that the long-term oil price assumptions embedded into some stocks were too low. We subsequently trimmed our overweighting of the sector toward the end of the year following strong gains and, at period-end, we maintained a neutral weighting in energy relative to the benchmark.

We increased our exposure to the financials sector through selected opportunities in diversified financials and insurance. In diversified financials, we increased our holding in the Netherland's ING Groep NV. We believe ING is positioned to benefit from the attractive growth potential in direct banking and the commitment by its new management to address underperforming areas of the business. Within insurance, we initiated a position in U.K.-based Prudential Plc. We see improving prospects for the larger U.K. life insurance and pension businesses, in light of growing regulatory requirements and solid growth potential in Asia.

In the health care sector, we initiated positions in dental implant manufacturers Nobel Biocare Holding AG and Straumann Holding AG, both based in Switzerland. This specialized market is immature but growing rapidly as technology improves and the procedures used to insert dental implants become easier and quicker to perform. This enables general dentists to use implants, opening up the opportunity for increased market penetration. We view this market as a high growth area within health care and believe that investors are underestimating the growth rate and earnings power of these companies.

We reduced our exposure to the industrials sector, where we found further upside to be limited following strong gains from a number of stocks. Finally, we increased our underweighting of the materials sector based on concerns regarding overpriced valuations.

How would you characterize the Portfolio's position at the close of the period?

We expect global economic growth to decelerate toward trend levels against a backdrop of gently rising U.S. interest rates and higher oil prices. In this environment, we believe that investors will become more sensitive to valuations and seek companies that have more sustainable earnings power. For that reason, we retain our bias toward higher-quality franchises where valuations are reasonable.

The Portfolio's current positioning reflects our view that economically sensitive stocks are generally fully valued. We ended the period underweight versus the benchmark in industrials, materials and technology. Conversely, we have been able to find a number of attractively valued, growing companies in consumer staples and health care, which accounts for our overweighting in these sectors. Elsewhere, the Portfolio ended the period overweight in investment banks and insurance companies and underweight in utility stocks.

In terms of geographic allocation, our bottom-up company preferences have led us to an overweighting in Japanese and emerging market stocks and an underweighting in European-listed stocks.

Ian Rowley
Vice President and Portfolio Manager

June 16, 2005


             MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005              5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives.

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                  6-Month          12-Month    Since Inception
As of May 31, 2005                              Total Return    Total Return    Total Return
==============================================================================================
ML International Fund Class A Shares*              +1.43%          +13.04%         + 7.03%
----------------------------------------------------------------------------------------------
ML International Fund Class B Shares*              +1.06           +12.10          + 1.70
----------------------------------------------------------------------------------------------
ML International Fund Class C Shares*              +1.06           +12.10          + 1.70
----------------------------------------------------------------------------------------------
ML International Fund Class I Shares*              +1.62           +13.31          + 8.87
----------------------------------------------------------------------------------------------
MSCI Europe, Australasia and Far East Index**      +1.81           +14.62          +27.81
----------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Cumulative total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's inception date is 10/30/98.
** This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East. Since inception total return is from 10/30/98.


6            MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A & Class B Shares compared to growth of an investment in the MSCI Europe, Australasia and Far East Index. Values are from October 30, 1998 to May 2005.:

                            10/30/98**      5/99         5/00         5/01         5/02         5/03         5/04            5/05
ML International
Fund+--Class A Shares*      $9,475          $9,854       $11,901      $9,624       $8,614       $7,483       $8,971          $10,141

ML International
Fund+--Class B Shares*      $10,000         $10,360      $12,399      $9,957       $8,837       $7,612       $9,072          $10,170

MSCI Europe,
Australasia and
Far East Index++            $10,000         $10,934      $12,809      $10,602      $9,584       $8,405       $11,151         $12,781

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Merrill Lynch Master International Portfolio. The Portfolio invests primarily in stocks of companies located outside of the United States that its management believes are undervalued or have good prospects for earnings growth.
++ This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 5/31/05                               +13.04%          +7.11%
--------------------------------------------------------------------------------
Five Years Ended 5/31/05                             - 3.15           -4.19
--------------------------------------------------------------------------------
Inception (10/30/98)
through 5/31/05                                      + 1.04           +0.21
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 5/31/05                                  +12.10%        +8.10%
--------------------------------------------------------------------------------
Five Years Ended 5/31/05                                - 3.89         -4.25
--------------------------------------------------------------------------------
Inception (10/30/98)
through 5/31/05                                         + 0.26         +0.26
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


             MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005              7

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class C & Class I Shares compared to growth of an investment in the MSCI Europe, Australasia and Far East Index. Values are from October 30, 1998 to May 2005.:

                            10/30/98**      5/99         5/00         5/01         5/02         5/03         5/04            5/05
ML International
Fund+--Class C Shares*      $10,000         $10,360      $12,399      $9,957       $8,838       $7,612       $9,072          $10,170

ML International
Fund+--Class I Shares*      $9,475          $9,873       $11,946      $9,687       $8,684       $7,569       $9,104          $10,315

MSCI Europe,
Australasia and
Far East Index++            $10,000         $10,934      $12,809      $10,602      $9,584       $8,405       $11,151         $12,781

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Merrill Lynch Master International Portfolio. The Portfolio invests primarily in stocks of companies located outside of the United States that its management believes are undervalued or have good prospects for earnings growth.
++ This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 5/31/05                                  +12.10%        +11.10%
--------------------------------------------------------------------------------
Five Years Ended 5/31/05                                - 3.89         - 3.89
--------------------------------------------------------------------------------
Inception (10/30/98)
through 5/31/05                                         + 0.26         + 0.26
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                                Return Without      Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 5/31/05                               +13.31%          +7.36%
--------------------------------------------------------------------------------
Five Years Ended 5/31/05                             - 2.89           -3.93
--------------------------------------------------------------------------------
Inception (10/30/98)
through 5/31/05                                      + 1.30           +0.47
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


8            MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2004 and held through May 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                          Expenses Paid
                                                      Beginning           Ending       During the Period*
                                                    Account Value      Account Value   December 1, 2004 to
                                                  December 1, 2004      May 31, 2005      May 31, 2005
==========================================================================================================
Actual
==========================================================================================================
Class A                                                $1,000            $1,014.30           $ 9.74
----------------------------------------------------------------------------------------------------------
Class B                                                $1,000            $1,010.60           $13.63
----------------------------------------------------------------------------------------------------------
Class C                                                $1,000            $1,010.60           $13.68
----------------------------------------------------------------------------------------------------------
Class I                                                $1,000            $1,016.20           $ 8.50
==========================================================================================================
Hypothetical (5% annual return before expenses)**
==========================================================================================================
Class A                                                $1,000            $1,015.26           $ 9.75
----------------------------------------------------------------------------------------------------------
Class B                                                $1,000            $1,011.37           $13.64
----------------------------------------------------------------------------------------------------------
Class C                                                $1,000            $1,011.32           $13.69
----------------------------------------------------------------------------------------------------------
Class I                                                $1,000            $1,016.50           $ 8.50
----------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.94% for Class A, 2.72% for Class B, 2.73% for Class C and 1.69% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most fiscal half-year divided by 365.


             MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005              9

Statement of Assets and Liabilities             Merrill Lynch International Fund

As of May 31, 2005
=======================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------
                       Investment in Merrill Lynch Master International Portfolio
                        (the "Portfolio"), at value (identified cost--$99,419,946) .                      $ 122,400,614
                       Prepaid expenses ............................................                             48,783
                                                                                                          -------------
                       Total assets ................................................                        122,449,397
                                                                                                          -------------
=======================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Other affiliates .........................................    $      95,050
                          Distributor ..............................................           86,291
                          Administrator ............................................           21,217           202,558
                                                                                        -------------
                       Accrued expenses ............................................                             20,904
                                                                                                          -------------
                       Total liabilities ...........................................                            223,462
                                                                                                          -------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Net assets ..................................................                      $ 122,225,935
                                                                                                          =============
=======================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.0001 par value,
                        100,000,000 shares authorized ..............................                      $         182
                       Class B Shares of Common Stock, $.0001 par value,
                        100,000,000 shares authorized ..............................                                727
                       Class C Shares of Common Stock, $.0001 par value,
                        100,000,000 shares authorized ..............................                                240
                       Class I Shares of Common Stock, $.0001 par value,
                        100,000,000 shares authorized ..............................                                119
                       Paid-in capital in excess of par ............................                        201,891,574
                       Undistributed investment income--net ........................    $     115,771
                       Accumulated realized capital losses allocated from the
                        Portfolio--net .............................................     (102,763,346)
                       Unrealized appreciation allocated from the Portfolio--net ...       22,980,668
                                                                                        -------------
                       Total accumulated losses--net ...............................                        (79,666,907)
                                                                                                          -------------
                       Net Assets ..................................................                      $ 122,225,935
                                                                                                          =============
=======================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $18,058,250 and 1,816,209
                        shares outstanding .........................................                      $        9.94
                                                                                                          =============
                       Class B--Based on net assets of $69,341,881 and 7,267,995
                        shares outstanding .........................................                      $        9.54
                                                                                                          =============
                       Class C--Based on net assets of $22,879,443 and 2,399,025
                        shares outstanding .........................................                      $        9.54
                                                                                                          =============
                       Class I--Based on net assets of $11,946,361 and 1,188,666
                        shares outstanding .........................................                      $       10.05
                                                                                                          =============

      See Notes to Financial Statements.


10           MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005

Statement of Operations                         Merrill Lynch International Fund

For the Year Ended May 31, 2005
=======================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------
                       Net investment income allocated from the Portfolio:
                          Dividends (net of $378,282 foreign withholding tax) ......                      $   3,401,088
                          Securities lending--net ..................................                             50,512
                          Interest from affiliates .................................                              2,352
                          Expenses .................................................                         (1,331,726)
                                                                                                          -------------
                       Total income ................................................                          2,122,226
=======================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------
                       Account maintenance and distribution fees--Class B ..........    $     751,633
                       Administration fees .........................................          350,996
                       Transfer agent fees--Class B ................................          334,359
                       Account maintenance and distribution fees--Class C ..........          255,328
                       Transfer agent fees--Class C ................................          115,818
                       Transfer agent fees--Class A ................................          108,898
                       Account maintenance fees--Class A ...........................           65,855
                       Printing and shareholder reports ............................           65,162
                       Transfer agent fees--Class I ................................           54,997
                       Registration fees ...........................................           43,054
                       Professional fees ...........................................           30,626
                       Other .......................................................           14,882
                                                                                        -------------
                       Total expenses ..............................................                          2,191,608
                                                                                                          -------------
                       Investment loss--net ........................................                            (69,382)
                                                                                                          -------------
=======================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Portfolio--Net
-----------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments and foreign currency
                        transactions--net ..........................................                         17,797,795
                       Change in unrealized appreciation on investments and
                        foreign currency transactions--net .........................                           (465,176)
                                                                                                          -------------
                       Total realized and unrealized gain--net .....................                         17,332,619
                                                                                                          -------------
                       Net Increase in Net Assets Resulting from Operations ........                      $  17,263,237
                                                                                                          =============

      See Notes to Financial Statements.


             MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005             11

Statements of Changes in Net Assets             Merrill Lynch International Fund

                                                                                              For the Year Ended
                                                                                                    May 31,
                                                                                        -------------------------------
Increase (Decrease) in Net Assets:                                                          2005              2004
=======================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------
                       Investment loss--net ........................................    $     (69,382)    $     (15,554)
                       Realized gain--net ..........................................       17,797,795        15,981,361
                       Change in unrealized appreciation--net ......................         (465,176)       11,746,630
                                                                                        -------------------------------
                       Net increase in net assets resulting from operations ........       17,263,237        27,712,437
                                                                                        -------------------------------
=======================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ..................................................          (20,937)               --
                          Class I ..................................................          (43,937)               --
                                                                                        -------------------------------
                       Net decrease in net assets resulting from dividends to
                        shareholders ...............................................          (64,874)               --
                                                                                        -------------------------------
=======================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from capital share
                        transactions ...............................................      (41,513,114)      (32,937,762)
                                                                                        -------------------------------
=======================================================================================================================
Redemption fees
-----------------------------------------------------------------------------------------------------------------------
                       Redemption fees .............................................              144                --
                                                                                        -------------------------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ................................      (24,314,607)       (5,225,325)
                       Beginning of year ...........................................      146,540,542       151,765,867
                                                                                        -------------------------------
                       End of year* ................................................    $ 122,225,935     $ 146,540,542
                                                                                        ===============================
                          * Undistributed investment income--net ...................    $     115,771     $      65,411
                                                                                        ===============================

      See Notes to Financial Statements.


12           MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005

Financial Highlights                            Merrill Lynch International Fund

                                                                                           Class A
                                                             ---------------------------------------------------------------------
                                                                                  For the Year Ended May 31,
The following per share data and ratios have been derived    ---------------------------------------------------------------------
from information provided in the financial statements.         2005           2004           2003           2002            2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year .....    $   8.80       $   7.34       $   8.45       $   9.44        $  12.32
                                                             ---------------------------------------------------------------------
                 Investment income (loss)--net* .........         .03            .04            .03            --+            (.01)
                 Realized and unrealized gain (loss)--net        1.12           1.42          (1.14)          (.99)          (2.24)
                                                             ---------------------------------------------------------------------
                 Total from investment operations .......        1.15           1.46          (1.11)          (.99)          (2.25)
                                                             ---------------------------------------------------------------------
                 Less dividends and distributions:
                    Investment income--net ..............        (.01)            --             --             --              --
                    Realized gain--net ..................          --             --             --             --            (.57)
                    In excess of realized gain--net .....          --             --             --             --            (.06)
                                                             ---------------------------------------------------------------------
                 Total dividends and distributions ......        (.01)            --             --             --            (.63)
                                                             ---------------------------------------------------------------------
                 Net asset value, end of year ...........    $   9.94       $   8.80       $   7.34       $   8.45        $   9.44
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....       13.04%         19.89%        (13.14%)       (10.49%)        (19.13%)
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses++ .............................        1.97%          2.00%          2.02%          1.87%           1.66%
                                                             =====================================================================
                 Investment income (loss)--net ..........         .30%           .55%           .48%           .06%           (.07%)
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) .    $ 18,058       $ 28,428       $ 27,838       $ 33,815        $ 42,643
                                                             =====================================================================
                 Portfolio turnover of the Portfolio ....       48.76%         73.55%        132.93%        140.65%          88.01%
                                                             =====================================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effects of sales charges.
+     Amount is less than $.01 per share.
++    Includes the Fund's share of the Portfolio's allocated expenses.

      See Notes to Financial Statements.


             MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005             13

Financial Highlights (continued)                Merrill Lynch International Fund

                                                                                           Class B
                                                             ---------------------------------------------------------------------
                                                                                  For the Year Ended May 31,
The following per share data and ratios have been derived    ---------------------------------------------------------------------
from information provided in the financial statements.         2005           2004           2003           2002            2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year .....    $   8.51       $   7.14       $   8.29       $   9.34        $  12.24
                                                             ---------------------------------------------------------------------
                 Investment loss--net* ..................        (.02)          (.02)          (.02)          (.06)           (.10)
                 Realized and unrealized gain (loss)--net        1.05           1.39          (1.13)          (.99)          (2.21)
                                                             ---------------------------------------------------------------------
                 Total from investment operations .......        1.03           1.37          (1.15)         (1.05)          (2.31)
                                                             ---------------------------------------------------------------------
                 Less distributions:
                    Realized gain--net ..................          --             --             --             --            (.54)
                    In excess of realized gain--net .....          --             --             --             --            (.05)
                                                             ---------------------------------------------------------------------
                 Total distributions ....................          --             --             --             --            (.59)
                                                             ---------------------------------------------------------------------
                 Net asset value, end of year ...........    $   9.54       $   8.51       $   7.14       $   8.29        $   9.34
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....       12.10%         19.19%        (13.87%)       (11.24%)        (19.69%)
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses+ ..............................        2.75%          2.80%          2.82%          2.64%           2.44%
                                                             =====================================================================
                 Investment loss--net ...................        (.24%)         (.25%)         (.36%)         (.77%)          (.85%)
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) .    $ 69,342       $ 76,727       $ 75,953       $112,586        $167,788
                                                             =====================================================================
                 Portfolio turnover of the Portfolio ....       48.76%         73.55%        132.93%        140.65%          88.01%
                                                             =====================================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effects of sales charges.
+     Includes the Fund's share of the Portfolio's allocated expenses.

      See Notes to Financial Statements.


14           MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005

Financial Highlights (continued)                Merrill Lynch International Fund

                                                                                           Class C
                                                             ---------------------------------------------------------------------
                                                                                  For the Year Ended May 31,
The following per share data and ratios have been derived    ---------------------------------------------------------------------
from information provided in the financial statements.         2005           2004           2003           2002            2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year .....    $   8.51       $   7.14       $   8.29       $   9.34        $  12.24
                                                             ---------------------------------------------------------------------
                 Investment loss--net* ..................        (.02)          (.02)          (.03)          (.07)           (.10)
                 Realized and unrealized gain (loss)--net        1.05           1.39          (1.12)          (.98)          (2.21)
                                                             ---------------------------------------------------------------------
                 Total from investment operations .......        1.03           1.37          (1.15)         (1.05)          (2.31)
                                                             ---------------------------------------------------------------------
                 Less distributions:
                    Realized gain--net ..................          --             --             --             --            (.54)
                    In excess of realized gain--net .....          --             --             --             --            (.05)
                                                             ---------------------------------------------------------------------
                 Total distributions ....................          --             --             --             --            (.59)
                                                             ---------------------------------------------------------------------
                 Net asset value, end of year ...........    $   9.54       $   8.51       $   7.14       $   8.29        $   9.34
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....       12.10%         19.19%        (13.87%)       (11.24%)        (19.70%)
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses+ ..............................        2.76%          2.82%          2.82%          2.64%           2.43%
                                                             =====================================================================
                 Investment loss--net ...................        (.27%)         (.29%)         (.42%)         (.83%)          (.88%)
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) .    $ 22,879       $ 27,485       $ 32,018       $ 56,945        $109,170
                                                             =====================================================================
                 Portfolio turnover of the Portfolio ....       48.76%         73.55%        132.93%        140.65%          88.01%
                                                             =====================================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effects of sales charges.
+     Includes the Fund's share of the Portfolio's allocated expenses.

      See Notes to Financial Statements.


             MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005             15

Financial Highlights (concluded)                Merrill Lynch International Fund

                                                                                           Class I
                                                             ---------------------------------------------------------------------
                                                                                  For the Year Ended May 31,
The following per share data and ratios have been derived    ---------------------------------------------------------------------
from information provided in the financial statements.         2005           2004           2003           2002            2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year .....    $   8.90       $   7.40       $   8.49       $   9.47        $  12.34
                                                             ---------------------------------------------------------------------
                 Investment income--net* ................         .07            .06            .05            .02             .02
                 Realized and unrealized gain (loss)--net        1.11           1.44          (1.14)         (1.00)          (2.25)
                                                             ---------------------------------------------------------------------
                 Total from investment operations .......        1.18           1.50          (1.09)          (.98)          (2.23)
                                                             ---------------------------------------------------------------------
                 Less dividends and distributions:
                    Investment income--net ..............        (.03)            --             --             --              --
                    Realized gain--net ..................          --             --             --             --            (.59)
                    In excess of realized gain--net .....          --             --             --             --            (.05)
                                                             ---------------------------------------------------------------------
                 Total dividends and distributions ......        (.03)            --             --             --            (.64)
                                                             ---------------------------------------------------------------------
                 Net asset value, end of year ...........    $  10.05       $   8.90       $   7.40       $   8.49        $   9.47
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....       13.31%         20.27%        (12.84%)       (10.35%)        (18.91%)
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses+ ..............................        1.72%          1.77%          1.77%          1.61%           1.41%
                                                             =====================================================================
                 Investment income--net .................         .76%           .75%           .67%           .22%            .15%
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) .    $ 11,946       $ 13,901       $ 15,957       $ 25,281        $ 46,569
                                                             =====================================================================
                 Portfolio turnover of the Portfolio ....       48.76%         73.55%        132.93%        140.65%          88.01%
                                                             =====================================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effects of sales charges.
+     Includes the Fund's share of the Portfolio's allocated expenses.

      See Notes to Financial Statements.


16           MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005

Notes to Financial Statements                   Merrill Lynch International Fund

1. Significant Accounting Policies:

Merrill Lynch International Fund (the "Fund") is a series of Mercury Funds, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective and strategies by investing all of its assets in Merrill Lynch Master International Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Portfolio owned by the Fund at May 31, 2005 was 100%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $184,616 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to foreign currency transactions and gains from the sale of passive foreign investment companies. This reclassification has no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Corporation has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act, the Fund pays the Distributor ongoing account maintenance and distribution fees. The


             MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005             17

Notes to Financial Statements (continued)       Merrill Lynch International Fund

fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class A ................................               .25%              --
Class B ................................               .25%             .75%
Class C ................................               .25%             .75%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ..............................               $  277               $2,555
Class I ..............................                   --               $    3
--------------------------------------------------------------------------------

For the year ended May 31, 2005, MLPF&S received contingent deferred sales charges of $72,768 and $555 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $41,513,114 and $32,937,762 for the years ended May 31, 2005 and May 31, 2004, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended May 31, 2005                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            837,025        $  8,105,322
Automatic conversion of shares .........            138,466           1,278,915
Shares issued to shareholders
   in reinvestment of dividends ........              2,364              20,213
                                               --------------------------------
Total issued ...........................            977,855           9,404,450
Shares redeemed ........................         (2,390,353)        (23,663,416)
                                               --------------------------------
Net decrease ...........................         (1,412,498)       $(14,258,966)
                                               ================================

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended May 31, 2004                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          3,738,359        $ 28,685,371
Automatic conversion of shares .........            120,023           1,048,446
                                               --------------------------------
Total issued ...........................          3,858,382          29,733,817
Shares redeemed ........................         (4,424,278)        (34,529,136)
                                               --------------------------------
Net decrease ...........................           (565,896)       $ (4,795,319)
                                               ================================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended May 31, 2005                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,787,227        $ 16,682,347
                                               --------------------------------
Automatic conversion of shares .........           (143,674)         (1,278,915)
Shares redeemed ........................         (3,393,776)        (31,449,828)
                                               --------------------------------
Total redeemed .........................         (3,537,450)        (32,728,743)
                                               --------------------------------
Net decrease ...........................         (1,750,223)       $(16,046,396)
                                               ================================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended May 31, 2004                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,272,860        $ 18,123,747
                                               --------------------------------
Automatic conversion of shares .........           (123,953)         (1,048,446)
Shares redeemed ........................         (3,763,426)        (30,148,823)
                                               --------------------------------
Total redeemed .........................         (3,887,379)        (31,197,269)
                                               --------------------------------
Net decrease ...........................         (1,614,519)       $(13,073,522)
                                               ================================

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended May 31, 2005                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................             62,743        $    580,449
Shares redeemed ........................           (895,180)         (8,161,700)
                                               --------------------------------
Net decrease ...........................           (832,437)       $ (7,581,251)
                                               ================================

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended May 31, 2004                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            132,070        $  1,048,865
Shares redeemed ........................         (1,383,797)        (11,091,658)
                                               --------------------------------
Net decrease ...........................         (1,251,727)       $(10,042,793)
                                               ================================

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended May 31, 2005                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................             29,555        $    287,720
Shares issued to shareholders
   in reinvestment of dividends ........              4,361              37,592
                                               --------------------------------
Total issued ...........................             33,916             325,312
Shares redeemed ........................           (407,184)         (3,951,813)
                                               --------------------------------
Net decrease ...........................           (373,268)       $ (3,626,501)
                                               ================================


18           MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005

Notes to Financial Statements (concluded)       Merrill Lynch International Fund

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended May 31, 2004                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            178,069        $  1,395,217
Shares redeemed ........................           (773,737)         (6,421,345)
                                               --------------------------------
Net decrease ...........................           (595,668)       $ (5,026,128)
                                               ================================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended May 31, 2005 and May 31, 2004 was as follows:

--------------------------------------------------------------------------------
                                                       5/31/2005       5/31/2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ..............................        $64,874               --
                                                        ------------------------
Total taxable distributions ....................        $64,874               --
                                                        ========================

As of May 31, 2005, the components of accumulated losses on a tax basis were as follows:

------------------------------------------------------------------------------
Undistributed ordinary income--net .....................         $     587,217
Undistributed long-term capital gains--net .............                    --
                                                                 -------------
Total undistributed earnings--net ......................               587,217
Capital loss carryforward ..............................          (102,092,795)*
Unrealized gains--net ..................................            21,838,671**
                                                                 -------------
Total accumulated losses--net ..........................         $ (79,666,907)
                                                                 =============

* On May 31, 2005, the Fund had a net capital loss carryforward of $102,092,795, of which $55,329,743 expires in 2010 and $46,763,052 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.


Report of Independent Registered Public Accounting Firm
                                                Merrill Lynch International Fund

To the Shareholders and Board of Directors of Mercury Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch International Fund, one of the series constituting Mercury Funds, Inc. ("Mercury"), as of May 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Mercury's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Mercury is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of Mercury's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch International Fund of Mercury Funds, Inc. as of May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
July 19, 2005


             MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005             19

Schedule of Investments             Merrill Lynch Master International Portfolio

                                                                                                                         Value
Europe                    Industry*                         Shares Held     Common Stocks                          (in U.S. dollars)
====================================================================================================================================
Denmark--0.9%             Pharmaceuticals--0.9%                  21,200     Novo-Nordisk A/S B                          $  1,093,844
                          ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Denmark                 1,093,844
====================================================================================================================================
Finland--1.3%             Machinery--0.9%                        13,828     Kone Oyj B Shares                              1,146,528
                          ----------------------------------------------------------------------------------------------------------
                          Paper & Forest Products--0.4%          33,798     Stora Enso Oyj Class R                           446,534
                          ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Finland                 1,593,062
====================================================================================================================================
France--10.7%             Chemicals--1.1%                         7,402     Air Liquide                                    1,291,429
                          ----------------------------------------------------------------------------------------------------------
                          Commercial Banks--1.9%                 35,020     BNP Paribas                                    2,363,119
                          ----------------------------------------------------------------------------------------------------------
                          Insurance--1.8%                        92,422     AXA                                            2,260,680
                          ----------------------------------------------------------------------------------------------------------
                          Oil, Gas & Consumable Fuels--4.0%      22,230     Total SA                                       4,927,008
                          ----------------------------------------------------------------------------------------------------------
                          Pharmaceuticals--1.9%                  25,222     Sanofi-Aventis                                 2,282,773
                          ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in France                 13,125,009
====================================================================================================================================
Germany--4.3%             Commercial Banks--1.3%                 65,028     Bayerische Hypo- und Vereinsbank AG (b)        1,608,276
                          ----------------------------------------------------------------------------------------------------------
                          Diversified Financial                  16,421     Deutsche Boerse AG                             1,211,482
                          Services--1.0%
                          ----------------------------------------------------------------------------------------------------------
                          Electric Utilities--0.9%               12,158     E.On AG                                        1,056,402
                          ----------------------------------------------------------------------------------------------------------
                          Health Care Equipment &                 5,800     Fresenius AG                                     627,352
                          Supplies--0.5%
                          ----------------------------------------------------------------------------------------------------------
                          Media--0.2%                             6,279     Premiere AG (b)                                  219,643
                          ----------------------------------------------------------------------------------------------------------
                          Thrifts & Mortgage Finance--0.4%       11,966     Hypo Real Estate Holding AG                      473,983
                          ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Germany                 5,197,138
====================================================================================================================================
Ireland--1.4%             Commercial Banks--1.4%                 84,531     Allied Irish Banks Plc                         1,758,714
                          ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Ireland                 1,758,714
====================================================================================================================================
Italy--2.2%               Commercial Banks--0.9%                123,686     Banca Intesa SpA (RNC)                           522,613
                                                                 27,979     Banco Popolare di Verona e Novara Scrl           508,568
                                                                                                                        ------------
                                                                                                                           1,031,181
                          ----------------------------------------------------------------------------------------------------------
                          Electric Utilities--1.3%              179,170     Enel SpA                                       1,614,981
                          ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Italy                   2,646,162
====================================================================================================================================
Luxembourg--0.8%          Media--0.8%                            66,830     SES Global                                       928,332
                          ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Luxembourg                928,332
====================================================================================================================================
Netherlands--3.8%         Air Freight & Logistics--0.8%          38,309     TNT NV                                           981,518
                          ----------------------------------------------------------------------------------------------------------
                          Commercial Banks--1.6%                 82,698     ABN AMRO Holding NV                            1,925,821
                          ----------------------------------------------------------------------------------------------------------
                          Diversified Financial                  61,500     ING Groep NV CVA                               1,707,068
                          Services--1.4%
                          ----------------------------------------------------------------------------------------------------------
                          Oil, Gas & Consumable Fuels--0.0%          10     Royal Dutch Petroleum Co.                            584
                          ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in the Netherlands         4,614,991
====================================================================================================================================
Norway--2.0%              Commercial Banks--0.5%                 57,300     DNB NOR ASA                                      558,771
                          ----------------------------------------------------------------------------------------------------------
                          Oil, Gas & Consumable Fuels--1.5%     103,620     Statoil ASA                                    1,826,929
                          ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Norway                  2,385,700
====================================================================================================================================
Poland--0.4%              Oil, Gas & Consumable Fuels--0.4%      24,240     Polski Koncern Naftowy Orlen SA (a)              667,633
                          ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Poland                    667,633
====================================================================================================================================
Spain--3.3%               Diversified Telecommunication         130,455     Telefonica SA                                  2,192,291
                          Services--1.8%
                          ----------------------------------------------------------------------------------------------------------
                          Media--0.4%                            20,182     Gestevision Telecinco SA                         469,488
                          ----------------------------------------------------------------------------------------------------------
                          Tobacco--1.1%                          33,696     Altadis SA                                     1,386,317
                          ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Spain                   4,048,096
====================================================================================================================================


20           MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005

                                    Merrill Lynch Master International Portfolio

                                                                                                                         Value
Europe                    Industry*                         Shares Held     Common Stocks                          (in U.S. dollars)
====================================================================================================================================
Sweden--1.0%              Machinery--1.0%                        27,768     SKF AB (b)                                  $     93,378
                                                                111,072     SKF AB Class B                                 1,147,539
                          ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Sweden                  1,240,917
====================================================================================================================================
Switzerland--9.3%         Biotechnology--0.7%                     1,384     Serono SA                                        846,519
                          ----------------------------------------------------------------------------------------------------------
                          Capital Markets--3.5%                  31,770     Credit Suisse Group                            1,275,904
                                                                 38,760     UBS AG Registered Shares                       2,996,506
                                                                                                                        ------------
                                                                                                                           4,272,410
                          ----------------------------------------------------------------------------------------------------------
                          Construction Materials--1.0%           19,690     Holcim Ltd.                                    1,200,378
                          ----------------------------------------------------------------------------------------------------------
                          Health Care Equipment &                 2,118     Nobel Biocare Holding AG                         423,430
                          Supplies--0.6%                          1,624     Straumann Holding AG Registered Shares           328,061
                                                                                                                        ------------
                                                                                                                             751,491
                          ----------------------------------------------------------------------------------------------------------
                          Insurance--1.5%                        29,710     Swiss Reinsurance Registered Shares            1,844,645
                          ----------------------------------------------------------------------------------------------------------
                          Machinery--0.6%                         1,943     Schindler Holding AG Participation
                                                                            Certificates                                     699,948
                          ----------------------------------------------------------------------------------------------------------
                          Pharmaceuticals--1.4%                  36,315     Novartis AG Registered Shares                  1,777,831
                          ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Switzerland            11,393,222
====================================================================================================================================
United Kingdom--          Aerospace & Defense--1.1%              52,806     Cobham Plc                                     1,356,048
27.4%                     ----------------------------------------------------------------------------------------------------------
                          Beverages--1.8%                       154,930     Diageo Plc                                     2,232,124
                          ----------------------------------------------------------------------------------------------------------
                          Commercial Banks--4.1%                212,931     Barclays Plc                                   2,023,830
                                                                102,405     Royal Bank of Scotland Group Plc               3,016,084
                                                                                                                        ------------
                                                                                                                           5,039,914
                          ----------------------------------------------------------------------------------------------------------
                          Food Products--1.7%                   209,500     Cadbury Schweppes Plc                          2,046,585
                          ----------------------------------------------------------------------------------------------------------
                          Hotels, Restaurants &                 124,000     William Hill Plc                               1,117,555
                          Leisure--0.9%
                          ----------------------------------------------------------------------------------------------------------
                          Household Products--1.3%               52,358     Reckitt Benckiser Plc                          1,603,146
                          ----------------------------------------------------------------------------------------------------------
                          Industrial Conglomerates--1.1%         82,900     Smiths Group Plc                               1,329,591
                          ----------------------------------------------------------------------------------------------------------
                          Insurance--1.2%                       165,066     Prudential Plc                                 1,469,613
                          ----------------------------------------------------------------------------------------------------------
                          Media--3.2%                            62,714     British Sky Broadcasting Plc                     623,505
                                                                 55,454     Johnston Press Plc                               476,030
                                                                177,553     Reed Elsevier Plc                              1,698,901
                                                                103,334     WPP Group Plc                                  1,107,392
                                                                                                                        ------------
                                                                                                                           3,905,828
                          ----------------------------------------------------------------------------------------------------------
                          Multi-Utilities--1.2%                 144,965     National Grid Transco Plc                      1,420,112
                          ----------------------------------------------------------------------------------------------------------
                          Oil, Gas & Consumable Fuels--2.7%     149,428     BG Group Plc                                   1,134,981
                                                                247,820     Shell Transport & Trading Co. Plc              2,156,704
                                                                                                                        ------------
                                                                                                                           3,291,685
                          ----------------------------------------------------------------------------------------------------------
                          Pharmaceuticals--3.3%                  41,462     AstraZeneca Plc                                1,764,485
                                                                 89,800     GlaxoSmithKline Plc                            2,225,851
                                                                                                                        ------------
                                                                                                                           3,990,336
                          ----------------------------------------------------------------------------------------------------------
                          Real Estate--0.3%                      13,826     Land Securities Group Plc                        359,837
                          ----------------------------------------------------------------------------------------------------------
                          Software--0.2%                          9,600     NDS Group Plc (a)(b)                             302,688
                          ----------------------------------------------------------------------------------------------------------
                          Tobacco--1.4%                          63,368     Imperial Tobacco Group Plc                     1,719,672
                          ----------------------------------------------------------------------------------------------------------
                          Wireless Telecommunication            927,268     Vodafone Group Plc                             2,344,872
                          Services--1.9%
                          ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in the United Kingdom     33,529,606
                          ==========================================================================================================
                                                                            Total Common Stocks in Europe--68.8%          84,222,426
                          ==========================================================================================================


             MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005             21

                                    Merrill Lynch Master International Portfolio

                                                                                                                         Value
Latin America             Industry*                         Shares Held     Common Stocks                          (in U.S. dollars)
====================================================================================================================================
Brazil--1.5%              Metals & Mining--1.5%                  74,085     Cia Vale do Rio Doce (a)                    $  1,828,418
                          ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Latin America--1.5%     1,828,418
====================================================================================================================================
Pacific Basin/Asia
====================================================================================================================================
Australia--1.9%           Commercial Banks--1.4%                 75,339     Australia & New Zealand Banking Group Ltd.     1,224,704
                                                                 31,370     Westpac Banking Corp.                            466,917
                                                                                                                        ------------
                                                                                                                           1,691,621
                          ----------------------------------------------------------------------------------------------------------
                          Media--0.5%                           170,700     APN News & Media Ltd.                            659,763
                          ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Australia               2,351,384
====================================================================================================================================
Hong Kong--0.7%           Real Estate--0.7%                     100,860     Cheung Kong Holdings Ltd.                        920,528
                          ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Hong Kong                 920,528
====================================================================================================================================
Japan--22.3%              Auto Components--1.8%                  49,800     Denso Corp.                                    1,141,322
                                                                 18,800     Toyota Industries Corp.                          511,102
                                                                133,000     The Yokohama Rubber Co. Ltd.                     552,856
                                                                                                                        ------------
                                                                                                                           2,205,280
                          ----------------------------------------------------------------------------------------------------------
                          Automobiles--3.3%                     133,800     Nissan Motor Co., Ltd.                         1,324,654
                                                                 75,600     Toyota Motor Corp.                             2,707,641
                                                                                                                        ------------
                                                                                                                           4,032,295
                          ----------------------------------------------------------------------------------------------------------
                          Beverages--0.8%                        76,700     Asahi Breweries Ltd.                             940,113
                          ----------------------------------------------------------------------------------------------------------
                          Building Products--0.5%               101,000     Central Glass Co., Ltd.                          648,499
                          ----------------------------------------------------------------------------------------------------------
                          Chemicals--0.3%                        19,500     Tokyo Ohka Kogyo Co., Ltd.                       388,100
                          ----------------------------------------------------------------------------------------------------------
                          Commercial Banks--3.1%                137,000     The Bank of Yokohama Ltd. (b)                    793,208
                                                                    248     Mitsubishi Tokyo Financial Group, Inc.         2,082,487
                                                                    139     Sumitomo Mitsui Financial Group, Inc.            909,255
                                                                                                                        ------------
                                                                                                                           3,784,950
                          ----------------------------------------------------------------------------------------------------------
                          Commercial Services &                  13,500     Secom Co., Ltd.                                  574,948
                          Supplies--0.5%
                          ----------------------------------------------------------------------------------------------------------
                          Construction & Engineering--1.2%       77,000     COMSYS Holdings Corp.                            657,295
                                                                160,000     Obayashi Corp.                                   819,485
                                                                                                                        ------------
                                                                                                                           1,476,780
                          ----------------------------------------------------------------------------------------------------------
                          Consumer Finance--1.3%                  8,800     ORIX Corp.                                     1,279,480
                                                                  6,000     Takefuji Corp.                                   375,226
                                                                                                                        ------------
                                                                                                                           1,654,706
                          ----------------------------------------------------------------------------------------------------------
                          Food & Staples Retailing--0.4%         18,900     FamilyMart Co., Ltd.                             552,401
                          ----------------------------------------------------------------------------------------------------------
                          Food Products--0.4%                    41,000     Ajinomoto Co., Inc.                              457,648
                          ----------------------------------------------------------------------------------------------------------
                          Gas Utilities--0.5%                   145,000     Tokyo Gas Co., Ltd.                              573,138
                          ----------------------------------------------------------------------------------------------------------
                          Health Care Providers &                 9,700     Kobayashi Pharmaceutical Co., Ltd.               256,507
                          Services--0.2%
                          ----------------------------------------------------------------------------------------------------------
                          Household Durables--0.8%                9,700     Funai Electric Co., Ltd.                       1,025,126
                          ----------------------------------------------------------------------------------------------------------
                          Household Products--0.5%               14,000     Uni-Charm Corp.                                  574,159
                          ----------------------------------------------------------------------------------------------------------
                          Leisure Equipment &                    20,700     Bandai Co., Ltd.                                 431,190
                          Products--0.4%
                          ----------------------------------------------------------------------------------------------------------
                          Machinery--0.2%                         9,600     THK Co., Ltd.                                    195,964
                          ----------------------------------------------------------------------------------------------------------


22           MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005

Schedule of Investments (concluded)
                                    Merrill Lynch Master International Portfolio

                                                                                                                         Value
Pacific Basin/Asia        Industry*                         Shares Held     Common Stocks                          (in U.S. dollars)
====================================================================================================================================
Japan                     Office Electronics--3.3%               62,000     Brother Industries Ltd.                     $    574,122
(concluded)                                                      35,800     Canon, Inc.                                    1,959,824
                                                                 91,000     Ricoh Co., Ltd.                                1,498,724
                                                                                                                        ------------
                                                                                                                           4,032,670
                          ----------------------------------------------------------------------------------------------------------
                          Semiconductors & Semiconductor          4,300     Rohm Co., Ltd.                                   406,161
                          Equipment--0.3%
                          ----------------------------------------------------------------------------------------------------------
                          Software--0.2%                         10,100     Sumisho Computer Systems Corp.                   242,250
                          ----------------------------------------------------------------------------------------------------------
                          Textiles, Apparel & Luxury             37,000     Onward Kashiyama Co., Ltd.                       454,540
                          Goods--0.4%
                          ----------------------------------------------------------------------------------------------------------
                          Trading Companies &                    98,000     Mitsui & Co., Ltd.                               886,569
                          Distributors--0.7%
                          ----------------------------------------------------------------------------------------------------------
                          Wireless Telecommunication                105     KDDI Corp.                                       485,177
                          Services--1.2%                            638     NTT DoCoMo, Inc.                                 964,918
                                                                                                                        ------------
                                                                                                                           1,450,095
                          ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Japan                 27,244,089
====================================================================================================================================
Singapore--0.8%           Wireless Telecommunication            786,970     MobileOne Ltd.                                   970,370
                          Services--0.8%
                          ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Singapore                 970,370
====================================================================================================================================
Taiwan--3.2%              Computers & Peripherals--0.4%         105,700     Compal Electronics Inc. (a)                      507,286
                          ----------------------------------------------------------------------------------------------------------
                          Diversified Telecommunication          70,915     Chunghwa Telecom Co. Ltd. (a)                  1,476,450
                          Services--1.2%
                          ----------------------------------------------------------------------------------------------------------
                          Wireless Telecommunication          1,486,000     Far EasTone Telecommunications Co., Ltd.       1,897,868
                          Services--1.6%
                          ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Taiwan                  3,881,604
                          ==========================================================================================================
                                                                            Total Common Stocks in the Pacific
                                                                            Basin/Asia--28.9%                             35,367,975
                          ==========================================================================================================
                                                                            Total Common Stocks
                                                                            (Cost--$98,501,420)--99.2%                   121,418,819
                          ==========================================================================================================

                                                     Beneficial Interest    Short-Term Securities
                          ==========================================================================================================
                                                             $  368,534     Merrill Lynch Liquidity Series, LLC Cash
                                                                            Sweep Series I (c)                               368,534
                          ----------------------------------------------------------------------------------------------------------
                                                                            Total Short-Term Securities
                                                                            (Cost--$368,534)--0.3%                           368,534
                          ==========================================================================================================
                          Total Investments (Cost--$98,869,954**)--99.5%                                                 121,787,353

                          Other Assets Less Liabilities--0.5%                                                                613,261
                                                                                                                        ------------
                          Net Assets--100.0%                                                                            $122,400,614
                                                                                                                        ============

* For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
** The cost and unrealized appreciation (depreciation) of investments as of May 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost .......................................       $100,011,626
                                                                   ============
      Gross unrealized appreciation ........................       $ 24,208,607
      Gross unrealized depreciation ........................         (2,432,880)
                                                                   ------------
      Net unrealized appreciation ..........................       $ 21,775,727
                                                                   ============

(a)   Depositary Receipts.
(b)   Non-income producing security.
(c) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                                       Interest/
                                                             Net        Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                             $   368,534      $ 2,352
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                             $(8,123,737)     $50,012
      Merrill Lynch Premier
        Institutional Fund                               (2,707,913)     $   500
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


             MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005             23

Statement of Assets and Liabilities
                                    Merrill Lynch Master International Portfolio

As of May 31, 2005
=======================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$98,501,420) .............................                      $ 121,418,819
                       Investments in affiliated securities
                        (identified cost--$368,534) ................................                            368,534
                       Cash ........................................................                             82,693
                       Receivables:
                          Dividends ................................................    $   1,203,065
                          Contributions ............................................           80,042
                          Securities lending .......................................           13,769
                          Interest from affiliates .................................              413         1,297,289
                                                                                        -------------
                       Prepaid expenses ............................................                                557
                                                                                                          -------------
                       Total assets ................................................                        123,167,892
                                                                                                          -------------
=======================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Withdrawals ..............................................          403,474
                          Securities purchased .....................................          232,043
                          Investment adviser .......................................           63,742
                          Other affiliates .........................................            1,250           700,509
                                                                                        -------------
                       Accrued expenses and other liabilities ......................                             66,769
                                                                                                          -------------
                       Total liabilities ...........................................                            767,278
                                                                                                          -------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Net assets ..................................................                      $ 122,400,614
                                                                                                          =============
=======================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------
                       Investor's capital ..........................................                      $  99,419,946
                       Unrealized appreciation--net ................................                         22,980,668
                                                                                                          -------------
                       Net Assets ..................................................                      $ 122,400,614
                                                                                                          =============

      See Notes to Financial Statements.


24           MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005

Statement of Operations             Merrill Lynch Master International Portfolio

For the Year Ended May 31, 2005
=======================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $378,282 foreign withholding tax) .........                      $   3,401,088
                       Securities lending--net .....................................                             50,512
                       Interest from affiliates ....................................                              2,352
                                                                                                          -------------
                       Total income ................................................                          3,453,952
                                                                                                          -------------
=======================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ....................................    $   1,054,311
                       Custodian fees ..............................................          102,843
                       Accounting services .........................................          101,718
                       Professional fees ...........................................           37,021
                       Trustees' fees and expenses .................................           16,574
                       Pricing fees ................................................            9,811
                       Other .......................................................            9,448
                                                                                        -------------
                       Total expenses ..............................................                          1,331,726
                                                                                                          -------------
                       Investment income--net ......................................                          2,122,226
                                                                                                          -------------
=======================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------
                       Realized gain on:
                          Investments--net .........................................       17,682,370
                          Foreign currency transactions--net .......................          115,425        17,797,795
                                                                                        -------------
                       Change in unrealized appreciation on:
                          Investments--net .........................................         (262,035)
                          Foreign currency transactions--net .......................         (203,141)         (465,176)
                                                                                        -------------------------------
                       Total realized and unrealized gain--net .....................                         17,332,619
                                                                                                          -------------
                       Net Increase in Net Assets Resulting from Operations ........                      $  19,454,845
                                                                                                          =============

      See Notes to Financial Statements.


             MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005             25

Statements of Changes in Net Assets
                                    Merrill Lynch Master International Portfolio

                                                                                              For the Year Ended
                                                                                                   May 31,
                                                                                        -------------------------------
Increase (Decrease) in Net Assets:                                                          2005              2004
=======================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net ......................................    $   2,122,226     $   2,456,062
                       Realized gain--net ..........................................       17,797,795        15,981,361
                       Change in unrealized appreciation--net ......................         (465,176)       11,746,630
                                                                                        -------------------------------
                       Net increase in net assets resulting from operations ........       19,454,845        30,184,053
                                                                                        -------------------------------
=======================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions .................................       25,713,643        49,253,200
                       Fair value of withdrawals ...................................      (69,493,760)      (84,683,709)
                                                                                        -------------------------------
                       Net decrease in net assets derived from capital  transactions      (43,780,117)      (35,430,509)
                                                                                        -------------------------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ................................      (24,325,272)       (5,246,456)
                       Beginning of year ...........................................      146,725,886       151,972,342
                                                                                        -------------------------------
                       End of year .................................................    $ 122,400,614     $ 146,725,886
                                                                                        ===============================

      See Notes to Financial Statements.

Financial Highlights                Merrill Lynch Master International Portfolio

                                                                                For the Year Ended May 31,
The following ratios have been derived from             ---------------------------------------------------------------------------
information provided in the financial statements.           2005           2004           2003             2002             2001
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share ...         14.08%         21.12%        (11.64%)          (9.27%)             --
                                                        ===========================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Expenses .............................           .95%           .94%           .97%             .94%             .89%
                                                        ===========================================================================
               Investment income--net ...............          1.51%          1.60%          1.48%             .92%             .68%
                                                        ===========================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of year (in thousands)   $   122,401    $   146,726    $   151,972      $   229,126      $   366,720
                                                        ===========================================================================
               Portfolio turnover ...................         48.76%         73.55%        132.93%          140.65%           88.01%
                                                        ===========================================================================

* Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

      See Notes to Financial Statements.


26           MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005

Notes to Financial Statements       Merrill Lynch Master International Portfolio

1. Significant Accounting Policies:

Merrill Lynch Master International Portfolio (the "Portfolio") is a series of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the


             MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005             27

                                    Merrill Lynch Master International Portfolio

      Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is considered as a "pass through" entity for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending


28           MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005

Notes to Financial Statements (concluded)
                                    Merrill Lynch Master International Portfolio

agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers International Limited ("MLIMIL"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIMIL is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the following annual rates: .75% of the Portfolio's average daily net assets not exceeding $500 million and .70% of average daily net assets in excess of $500 million. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. MLIMIL has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that MLIMIL actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIMIL, or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIMIL, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIMIL or its affiliates. For the year ended May 31, 2005, MLIM, LLC received $21,445 in securities lending agent fees.

In addition, MLPF&S received $10,898 in commissions on the execution of portfolio security transactions for the Portfolio for the year ended May 31, 2005.

For the year ended May 31, 2005, the Portfolio reimbursed MLIMIL $3,107 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Funds, Inc., MLIMIL, FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2005 were $67,922,309 and $108,950,309, respectively.

4. Commitments:

At May 31, 2005, the Portfolio had entered into foreign exchange contracts under which it had agreed to purchase foreign currency with an approximate value of $232,000.

5. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by MLIMIL and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of ..07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus ..50% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended May 31, 2005.


             MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005             29

Report of Independent Registered Public Accounting Firm
                                    Merrill Lynch Master International Portfolio

To the Investor and Board of Trustees of Mercury Master Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Master International Portfolio, one of the series constituting Mercury Master Trust (the "Trust"), as of May 31, 2005 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control of financial reporting. Our audits included consideration over internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Master International Portfolio of Mercury Master Trust as of May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
July 19, 2005

Officers and Directors/Trustees (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen by     Held by
                           Held with    Time                                                           Director/       Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   125 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         169 Portfolios
            08543-9011     Director/             (Americas Region) thereof from 2000 to 2001 and
            Age: 50        Trustee               Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or
              FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the
              Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators.
              Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund/Trust President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.


30           MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005

Officers and Directors/Trustees (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen by     Held by
                           Held with    Time                                                           Director/       Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Director/    1998 to  Professor of Finance and Economics at the Columbia    16 Funds        None
Beim        Princeton, NJ  Trustee      present  University Graduate School of Business since 1991;    21 Portfolios
            08543-9095                           Chairman of Outward Bound USA from 1997 to
            Age: 64                              2001; Chairman of Wave Hill, Inc. since 1990;
                                                 Trustee  of Phillips Exeter Academy from 2002 to
                                                 present.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Director/    1998 to  Chief Financial Officer of JPMorgan & Co., Inc.       16 Funds        None
Flynn       Princeton, NJ  Trustee      present  from 1990 to 1995 and an employee of JPMorgan         21 Portfolios
            08543-9095                           in various capacities from 1967 to 1995.
            Age: 65
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Director/    1998 to  Mizuho Financial Group, Professor of Finance;         16 Funds        None
Kester      Princeton, NJ  Trustee      present  Senior Associate Dean and Chairman of the MBA         21 Portfolios
            08543-9095                           Program of Harvard Business School since 1999;
            Age: 53                              Member of the faculty of Harvard Business School
                                                 since 1981; Independent consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Director/    1998 to  President of Robards & Company, a financial           16 Funds        None
Robards     Princeton, NJ  Trustee      present  advisory firm, since 1987; formerly an investment     21 Portfolios
            08543-9095                           banker with Morgan Stanley for more than ten
            Age: 55                              years; Director of Enable Medical Corp. since 1996;
                                                 Director of AtriCure, Inc. since 2000; Director of
                                                 CineMuse Inc. from 1996 to 2000; Director of
                                                 the Cooke Center for Learning and Development,
                                                 a not-for-profit organization, since 1987.
            ------------------------------------------------------------------------------------------------------------------------
            * Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer    1999 to  President of MLIM and FAM from 1990 to1997; Director of Taxation of MLIM from 1990 present  to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Ian Rowley  P.O. Box 9011  Vice         2002 to  Managing Director of MLIM since 2003; Director (Equities) of MLIM from 2001 to
            Princeton, NJ  President    present  2003; Head of Global Equity Strategy at UBS Asset Management from 1988 to 2001.
            08543-9011
            Age: 43
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 53                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


             MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2005             31

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch International Fund
Of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #MLINTL -- 5/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

      The registrant's board of directors has determined that David O. Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to
      Item 3(c)(4) of Form N-CSR.

      Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 12 years.

      Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

      Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Principal Accountant Fees and Services

      (a) Audit Fees -
      Merrill Lynch International Fund
                                       Fiscal Year Ending May 31, 2005 - $6,500
                                       Fiscal Year Ending May 31, 2004 - $6,200

      Merrill Lynch Master International Portfolio
                                       Fiscal Year Ending May 31, 2005 - $32,000
                                       Fiscal Year Ending May 31, 2004 - $30,000

      (b) Audit-Related Fees -
      Merrill Lynch International Fund
                                       Fiscal Year Ending May 31, 2005 - $0
                                       Fiscal Year Ending May 31, 2004 - $0

      Merrill Lynch Master International Portfolio
                                       Fiscal Year Ending May 31, 2005 - $0
                                       Fiscal Year Ending May 31, 2004 - $0

      (c) Tax Fees -
      Merrill Lynch International Fund
                                       Fiscal Year Ending May 31, 2005 - $5,700
                                       Fiscal Year Ending May 31, 2004 - $5,200

      Merrill Lynch Master International Portfolio
                                       Fiscal Year Ending May 31, 2005 - $0
                                       Fiscal Year Ending May 31, 2004 - $0
      The nature of the services include tax compliance, tax advice and tax planning.

      (d) All Other Fees -
      Merrill Lynch International Fund
                                       Fiscal Year Ending May 31, 2005 - $0
                                       Fiscal Year Ending May 31, 2004 - $0

      Merrill Lynch Master International Portfolio
                                       Fiscal Year Ending May 31, 2005 - $0
                                       Fiscal Year Ending May 31, 2004 - $0

      (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

      (e)(2) 0%

      (f) Not Applicable

      (g) Fiscal Year Ending May 31, 2005 - $9,030,943
          Fiscal Year Ending May 31, 2004 - $16,581,086

      (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
      (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust


      By: /s/ Robert C. Doll, Jr.
          -----------------------
          Robert C. Doll, Jr.,
          Chief Executive Officer of
          Merrill Lynch International Fund of Mercury Funds, Inc. and
          Merrill Lynch Master International Portfolio of Mercury Master Trust

      Date: July 15, 2005

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      By: /s/ Robert C. Doll, Jr.
          -----------------------
          Robert C. Doll, Jr.,
          Chief Executive Officer of
          Merrill Lynch International Fund of Mercury Funds, Inc. and
          Merrill Lynch Master International Portfolio of Mercury Master Trust

      Date: July 15, 2005


      By: /s/ Donald C. Burke
          -------------------
          Donald C. Burke,
          Chief Financial Officer of
          Merrill Lynch International Fund of Mercury Funds, Inc. and
          Merrill Lynch Master International Portfolio of Mercury Master Trust

      Date: July 15, 2005